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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):
                                October 8, 1998
                               (October 8, 1998)



                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

         Texas                          1-9645                  74-1787536
(State or other jurisdiction     (Commission File Number)     (IRS Employer
       incorporation)                                       Identification No.)


200 Concord Plaza, Suite 600                                      78216
   San Antonio, Texas                                          (Zip Code)
  (Address of principal
   executive offices)


       Registrant's telephone number, including area code: (210) 822-2828
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ITEM 5.   OTHER EVENTS.

     On October 8, 1998, Clear Channel Communications, Inc., a Texas corporation (the "Company"), Jacor Communications, Inc., a Delaware corporation ("Jacor"), and CCU Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Sub will be merged (the "Merger") with and into Jacor, with Jacor surviving the Merger and continuing its operations as a wholly-owned subsidiary of the Company. The Merger will be a tax-free, stock-for-stock transaction.

     Upon the terms and subject to the conditions set forth in the Merger Agreement, upon consummation of the Merger, each share of Jacor common stock will be converted into the right to receive the Company's common stock, based upon the average closing price of the Company's common stock during the 25 consecutive trading days ending on the second trading day prior to the closing date, as follows:

        Average Closing Price                              Conversion
        Of the Company's Stock                               Number
        ----------------------                             ----------
Less than or equal to $42.86                                  1.40
Above $42.86 but less than or equal to $44.44     1.40 to 1.35 ($60.00 in value)
Above $44.44 but less than $50.00                             1.35

     If the average closing price is $50.00 or more, the conversion number will be calculated as the quotient by dividing (A) $67.50 plus the product of $0.675 and the amount by which the average closing price exceeds $50.00, by (B) the average closing price. Based upon the closing price of the Clear Channel common stock of $37.00 on Wednesday, October 7, 1998, the merger is valued at approximately $4.4 billion.

     A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement.

     On October 8, 1998, the Company and Jacor issued a joint press release announcing the Merger Agreement which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

     Consummation of the Merger is subject to numerous conditions, including the receipt of all regulatory approvals and stockholder approvals by both companies' shareholders.

     Certain statements in this report and in the press release incorporated herein by reference constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         2.1 Agreement and Plan of Merger dated October 8, 1998, among Clear Channel Communications, Inc., Jacor Communications, Inc., and CCU Merger Sub, Inc.

         99.1 Press Release of Clear Channel Communications, Inc. and Jacor Communications, Inc. issued October 8, 1998.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Clear Channel Communications, Inc.


Date:  October 8, 1998                  By: /s/ HERBERT W. HILL, JR.
                                           -------------------------
                                           Herbert W. Hill, Jr.
                                           Senior Vice President and
                                           Chief Accounting Officer
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                               INDEX TO EXHIBITS

2.1 Agreement and Plan of Merger dated October 8, 1998, among Clear Channel Communications, Inc., Jacor Communications, Inc., and CCU Merger Sub, Inc.

99.1 Press Release of Clear Channel Communications, Inc. and Jacor Communications, Inc. issued October 8, 1998.